                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:
    [ ]  Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only [as permitted by Exchange Act Rule 14(a)-6(e)(2)]
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Material
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 TIMELINE, INC.
                (Name of Registrant as Specified in Its Charter)




Payment of Filing Fee:

    [X]  No fee required.
    [ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2),
         or Item 22(a)(2) of Schedule 14A.

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11:
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and how determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

    [ ]  Fee paid previously with written preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
         (1) Amount previously paid:
         (2) Form, schedule or registration statement number:
         (3) Filing party:
         (4) Date filed:

                                [TIMELINE LOGO]





                                  June 12, 2000



Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Thursday, July 20, 2000, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

        Thank you.

                              Sincerely,

                              /s/ Charles R. Osenbaugh

                              Charles R. Osenbaugh
                              President, Chief Executive Officer & Director

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 20, 2000
                             ----------------------

TO THE SHAREHOLDERS OF TIMELINE, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation (the "Company"), will be held on Thursday, July 20, 2000, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, for the following purposes:

      1. To elect two directors, each to hold a three-year term expiring in 2003;

      2. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2001; and

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                               By Order of the Board of Directors

                               /s/ Paula H. McGee

                               Paula H. McGee
                               Secretary

Bellevue, Washington
June 12, 2000


        ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

      The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors") of Timeline, Inc., a Washington corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, July 20, 2000, at 4:00 P.M., Pacific Time, or at any continuation or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

VOTING AND OUTSTANDING SHARES

      Only holders of record of the Company's common stock (the "Common Stock") at the close of business on May 15, 2000, are entitled to notice of and to vote at the Annual Meeting. At the close of business on May 15, 2000, there were 3,449,112 shares of Common Stock outstanding and entitled to vote. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

      The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Under Washington law and the Company's Restated Articles of Incorporation (the "Articles"), assuming the presence of a quorum, the election of the Company's directors requires a plurality of votes cast, and each of the other proposals described in the accompanying Notice to Shareholders requires that the votes cast in favor exceed the votes cast against the proposal.

      A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

      The Company intends to mail this Proxy Statement and accompanying proxy card on or about June 16, 2000, to all shareholders entitled to vote at the Annual Meeting.

SHAREHOLDER PROPOSALS

        Proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders (the "2001 Annual Meeting") must be received by the Company not later than February 15, 2001 in order to be included in the proxy statement and form of proxy relating to the 2001 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural requirements contained in the Company's Bylaws.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3055 112th Avenue N.E., Suite 106, Bellevue, Washington 98004, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Articles divide the Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve until the next annual meeting of shareholders at which Directors are elected, or until such director's successor is elected and qualified, or until such directors' earlier death, resignation or removal.

        The Board of Directors is presently composed of four members. The director nominees, Mr. Donald K. Babcock and Mr. Kent L. Johnson, are the nominees for the class of directors to be elected at the Annual Meeting for a three-year term expiring at the 2003 annual meeting of shareholders. If elected at the Annual Meeting, the director nominees would serve until their successors are elected and qualified, or until their earlier death, resignation or removal.

        Directors are elected by a plurality of the shares voted at the Annual Meeting. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominees named below. If, prior to the Annual Meeting, either nominee should become unavailable for election, an event which currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Messrs. Babcock and Johnson have agreed to serve if elected and management has no reason to believe that they will be unable to serve.

        Set forth below is biographical information for Mr. Babcock and Mr. Johnson:

        DONALD K. BABCOCK, age 63, is a founder of the Company and has served as a Director since its inception in April 1993. Mr. Babcock returned to the position of Senior Technologist with the Company in October 1999 after working for Seagate Software, Inc. for 18 months as a Program Manager. He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc. He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc. From 1970 to 1977, he was a consultant with Riggs, Babcock & Mishko, a Tacoma, Washington-based data processing and consulting firm to the property and casualty insurance industry. Mr. Babcock was Manager of Systems Programming at United Pacific Insurance Company from 1965 to 1970, and a data processor in the U.S. Air Force from 1955 to 1965.

        KENT L. JOHNSON, age 56, has been a Director of the Company since its inception. He is Chairman and Managing Partner of Alexander Hutton Venture Partners, LP, a Seattle-based venture capital firm he co-founded in 1999. From October 1994 to December 1999, Mr. Johnson was President and co-founder of Alexander Hutton

Capital, L.L.C., an investment banking firm that specializes in equity capital formation for emerging growth companies. From April 1989 to June 1994, he served as Senior Vice President and Chief Operating Officer of Brazier Forest Industries, Inc., a Seattle-based forest products company. From 1987 to 1989, he was President and Chief Executive Officer of OverDrive Systems, Inc., an electronic publishing software company based in Cleveland, Ohio, and from 1982 to 1987, was President and Chief Executive Officer of Microrim, Inc., a database software company located in Bellevue, Washington. Prior to entering the software industry, Mr. Johnson was Chief Financial Officer of Fiberchem, Inc., a wholesale distributor, from 1977 to 1982. Following his military tenure as an officer in the U.S. Army, Mr. Johnson began his professional career as a management consultant with Arthur Andersen LLP., where he was employed from 1970 to 1977. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. degree in Business Administration from the University of Washington and an M.B.A. degree from Seattle University, where he serves on the Business Advisory Board. He received his CPA certificate in 1970.

                        THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE IN FAVOR OF MR. BABCOCK AND MR. JOHNSON


                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

        Set forth below are the names and certain biographical information for directors whose terms continue after the Annual Meeting and the executive officers of the Company.

DIRECTOR WITH TERM EXPIRING AT THE 2001 ANNUAL MEETING

        FREDERICK W. DEAN, age 48, has served as a Director of the Company since April 1998. He also serves as Executive Vice President and has been a Vice President since the Company's inception in April 1993. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc. He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. From 1977 to 1978, Mr. Dean was the Controller of the Seattle Mariners Baseball Club. Mr. Dean holds a B.A. degree in accounting from the University of Washington.

DIRECTOR WITH TERM EXPIRING AT THE 2002 ANNUAL MEETING

        CHARLES R. OSENBAUGH, age 51, has served as Chief Financial Officer, Treasurer, Secretary and a Director since the Company's inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director, of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. degree in economics and a J.D. degree, both from the University of Iowa, and received his CPA certificate in 1974.

EXECUTIVE OFFICERS

        In addition to Messrs. Dean and Osenbaugh, following is the biographical information on the Company's other executive officer.

        CRAIG R. PERKINS, age 44, and has been with the Company since its inception in April 1993. He served as Director of Consulting Services until 1998 and Director of Product Management until 1999. In November 1999, Mr. Perkins was named Vice President of Product and Technology. From 1988 to April 1993, he was a member of the Consulting department for Timeline Services, Inc. Mr. Perkins previously practiced public accounting with Ernst Young & Co. in Winnipeg, Canada and Bermuda. He has a Bachelors degree with honors in accounting from the University of Manitoba and is a Chartered Accountant.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors, which held eight meetings during the fiscal year ended March 31, 2000, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. Messrs. Babcock and Johnson served as members of each of the Audit Committee and the Compensation Committee for the 2000 fiscal year.

        The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews and evaluates the Company's internal control functions. During the 2000 fiscal year, the Audit Committee met one time.

        The Compensation Committee administers the Company's stock option plans and makes recommendations to the Board of Directors concerning compensation for executive officers and consultants of the Company. During the 2000 fiscal year, the Compensation Committee met two times.

        During the 2000 fiscal year, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.


                      PROPOSAL 2. RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

        The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since the Company's inception in 1993. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection were ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 15, 2000 by: (i) each current director and nominee for election as director; (ii) the Company's Chief Executive Officer and each of the executive officers identified in the Summary Compensation Table (collectively, the "Named Executive Officers"); (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to beneficially own more than 5% of its Common Stock. Unless otherwise indicated, each person's address is: c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004.

                                                               SHARES OF COMMON STOCK
                                                               BENEFICIALLY OWNED(1)
                                                              ------------------------
                                                               NUMBER          PERCENT
        BENEFICIAL OWNER                                      OF SHARES       OF TOTAL
        ----------------                                      ---------       --------
        Charles R. Osenbaugh(2)                                530,838           14.5%

        Frederick W. Dean(3)                                   147,286            4.2%

        Donald K. Babcock(4)                                   138,176            4.0%

        Kent L. Johnson(5)                                      66,649            1.9%

        Craig R. Perkins(6)                                     55,656            1.6%

        Infinium Software, Inc.                                300,000            8.7%
        25 Communications Way
        Hyannis, MA  02601

        All directors and executive officers as a group        938,605           24.7%
            (five persons)(7)

-------------------
(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(2) Includes (i) 93,776 shares issuable under stock options held by Mr. Osenbaugh which are exercisable within 60 days of May 15, 2000, (ii) an aggregate of 100,000 shares issuable under two performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the Common Stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently employed by the Company; (iii) 17,325 shares issuable upon exercise of warrants granted to Mr. Osenbaugh in connection with certain Company loan guarantees, and (iv) 1,301 shares held in the Timeline, Inc. Employee Stock Ownership Plan. Does not include 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse, 5,000 shares held in trust for Mr. Osenbaugh's niece, and 500 shares held in each of Mr. Osenbaugh's two daughters' accounts, for which shares Mr. Osenbaugh disclaims beneficial interest.

(3) Includes (i) 26,300 shares issuable under stock options held by Mr. Dean which are exercisable within 60 days of May 15, 2000, (ii) 6,600 shares issuable upon exercise of warrants granted to Mr. Dean in connection with certain Company loan guarantees, and (iii) 986 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

(4) Includes (i) 500 shares issuable under stock options held by Mr. Babcock which are exercisable within 60 days of May 15, 2000.

(5) Includes 44,098 shares issuable under stock options held by Mr. Johnson which are exercisable within 60 days of May 15, 2000.

(6) Includes (i) 53,350 shares issuable under stock options held by Mr. Perkins which are exercisable within 60 days of May 15, 2000, and (ii) 986 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

(7) Consists of Messrs. Osenbaugh, Dean, Babcock, Perkins and Johnson. Includes an aggregate of 342,449 shares issuable under stock options and warrants held by such persons which are exercisable within 60 days of May 15, 2000, and an aggregate of 3,273 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows for the three fiscal years ended March 31, 2000, 1999, and 1998, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers. Other than the Named Executive Officers listed below, no executive officer of the Company earned more than $100,000 in salary and bonus for the 2000 fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                                              COMPENSATION
                                                              ------------
                                             ANNUAL            SECURITIES        ALL OTHER
                                FISCAL     COMPENSATION        UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR       SALARY ($)         OPTION (1)          ($)(2)
---------------------------      ----       ----------         ----------       ---------
Charles R. Osenbaugh,            2000        $400,500(3)         50,000(4)      $      --
  President, Chief Executive     1999         153,611           125,000(5)             --
  Officer, Chief Financial       1998          70,670            86,000(5)(6)       6,000
  Officer

Frederick W. Dean, Executive     2000         180,506(7)             --                --
  Vice President                 1999          99,167            25,000            26,656
                                 1998         108,109(8)         19,000(9)             --

Craig R. Perkins, Vice           2000         125,000(10)            --                --
  President                      1999         108,161(10)        38,000                --
                                 1998         110,345(10)         2,000                --

-------------------
(1) All referenced options granted are exercisable at prices equal to or higher than the fair market value of the Common Stock on the respective dates of grant. Certain options were repriced in November 1997, see footnotes (6) and (9) below.

(2) Represents dollar value of medical, disability, and life insurance premiums paid by the Company for the benefit of the respective Named Executive Officers.

(3)  Includes a performance-based bonus of $250,000 paid to Mr. Osenbaugh.

(4) Mr. Osenbaugh received a grant of a performance-based option to purchase 50,000 shares of Common Stock on November 1, 1999. This option will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days. In any event, all options shall vest if Mr. Osenbaugh is in the employ of the Company on the seventh anniversary of their original grant.

(5) Mr. Osenbaugh received a grant of a performance-based option to purchase 50,000 shares of Common Stock on February 1, 1999. This option will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant if Mr. Osenbaugh is in the employ of the Company. In addition, on February 1, 1999 the vesting schedule was revised on a grant of a performance-based option to purchase 75,000 shares made to Mr. Osenbaugh in fiscal 1998. Under the revised vesting schedule, 50% vested and became exercisable when the Common Stock closed trading at $2.00 or more per share for 10 consecutive days and the remainder vested and became exercisable when the Company's stock closed trading at $3.00 or more per share for 10 consecutive days.

(6) Includes 9,000 shares underlying options granted in fiscal 1996 originally priced at $3.57 per share that were repriced at $1.00 per share in fiscal 1998.

(7)  Includes a performance-based bonus of $80,506 paid to Mr. Dean.

(8)  Includes $19,125 of deferred salary earned in fiscal 1998 by Mr. Dean.

(9) Includes 12,000 shares underlying options granted in fiscal 1996 at an exercise price of $3.57, and 5,000 shares underlying options granted in fiscal 1997 at an exercise price of $2.19 per share, each of which were repriced at $1.00 per share in fiscal 1998.

(10) Includes a performance-based bonus paid to Mr. Perkins of $25,000 in fiscal 2000, $5,869 in fiscal 1999 and $11,178 in fiscal 1998.

STOCK OPTION GRANTS

        The following table shows certain information regarding options granted to the Named Executive Officers during the 2000 fiscal year:

                        NUMBER OF
                          SHARES      PERCENTAGE OF
                        UNDERLYING    TOTAL OPTIONS   EXERCISE
                         OPTIONS       GRANTED TO     PRICE PER   EXPIRATION
NAME                     GRANTED        EMPLOYEES       SHARE        DATE
----                    ----------    --------------  ---------   -----------
Charles R. Osenbaugh      50,000 (1)      38.6%        $1.875     10/31/2009
Fred Dean                     --          --            --            --
Craig Perkins                 --          --            --            --

-------------------
(1) Mr. Osenbaugh received a grant of a performance-based option to purchase 50,000 shares of Common Stock on November 1, 1999. This option will vest when the Company's stock closes trading at $5.00 or more per share for 10 consecutive days. In any event, all options shall vest if Mr. Osenbaugh is in the employ of the Company on the seventh anniversary of their original grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END 2000 OPTION VALUES

        The following table shows certain information regarding the value of unexercised options held at fiscal year end by each of the Named Executive Officers. No stock options were exercised by any of the Named Executive Officers during the 2000 fiscal year.

                           NUMBER OF SHARES
                            OF COMMON STOCK             VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                     OPTIONS AT FISCAL YEAR ENDED        AT FISCAL YEAR-END
                     -----------------------------   ----------------------------
NAME                  EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                 ------------    -------------   -----------    -------------
Charles R. Osenbaugh     111,101       101,000         $266,481       $246,625
Frederick W. Dean         32,900        21,000           68,452         60,375
Craig R. Perkins          43,850        11,750           85,560         26,086

COMPENSATION OF DIRECTORS

        During the fiscal year ended March 31, 2000, the Company did not compensate its directors for their service as directors. Pursuant to the terms of the Directors' Plan, each non-employee director of the Company receives an automatic one-time grant of options to purchase 3,000 shares of Common Stock 90 days after he or she becomes a director.

                              CERTAIN TRANSACTIONS

        Mr. Osenbaugh is a 50% shareholder of SoftForce Inc., an Iowa-based distributor of software which currently employs six persons. The remaining shares of SoftForce Inc. are owned by a brother of Mr. Osenbaugh. SoftForce Inc. distributes Company products pursuant to a standard Company distribution agreement. The Company believes its distribution agreement with SoftForce Inc. was made on terms no less favorable to the Company than could have been obtained from unaffiliated third party distributors.

        In March 1998, in connection with a software development agreement between Timeline and Infinium Software, Inc., Infinium purchased, at a purchase price of $100,000, non-tradable warrants to acquire up to 300,000 shares of common stock at an exercise price of $1.00 per share. This per share exercise price represented the fair market value of the common stock at the time of the original agreement. In February 2000, Infinium exercised the stock purchase warrant for 300,000 shares of the Company's common stock.

        On March 31, 1998, the Company entered into a Development and License Agreement with Seagate Software, Inc., pursuant to which the Company released Donald K. Babcock from his obligations under his employment agreement with the Company and Mr. Babcock accepted employment with Seagate Software as a Program Manager, effective April 15, 1998. In October 1999, Seagate released Mr. Babcock from his employment agreement, and he was rehired by the Company.

        On March 31, 2000, the Company reacquired an aggregate of 75,000 shares of its outstanding Common Stock from Frederick R. Dean and Donald K. Babcock, two members of the Company's Board of Directors. In exchange, Messrs. Dean and Babcock received derivative ownership rights to 4,250 shares of restricted Broadbase Software, Inc. stock held by the Company; i.e., Messrs. Dean and Babcock assume all market risk and reward for the Broadbase shares to be delivered in the future. Based on the closing bid/ask prices of both stocks and the restricted nature of the forward position in the Broadbase stock, the difference in the valuations of the two stock positions was determined to be $130,000, which the Company paid in cash to Messrs. Dean and Babcock.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and change in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, except as set forth below, during the 2000 fiscal year, all such filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with. Subsequent to the 2000 fiscal year, Mr. Dean and Mr. Babcock each were late in filing one Form 4 to report a sale in March 2000 of 25,000 and 50,000 shares, respectively, of the Company's Common Stock to the Company.

                                 OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                              By Order of the Board of Directors

                              /s/ Charles R. Osenbaugh

                              Charles R. Osenbaugh
                              President and Chief Executive Officer

June 12, 2000

                                 TIMELINE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints Charles R. Osenbaugh and Frederick W. Dean, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, July 20, 2000, at 4:00 P.M. Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF BOTH NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

DIRECTORS

1.      Directors Recommend:  A vote for election of the following Directors
         01.  Donald K. Babcock;   02.  Kent L. Johnson

Mark X for only one box:

[ ]                 FOR ALL NOMINEES

[ ]                 WITHHOLD ALL NOMINEES

[ ]                 WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                    NOMINEE, WRITE NUMBER(S) OF NOMINEES BELOW

Use Number only     ____________________________________

PROPOSALS

For      Against    Abstain.

[ ]      [ ]        [ ]              2. Ratification of the selection of Arthur
                                        Andersen LLP as independent auditors of
                                        the Company for the fiscal year ending
                                        March 31, 2001.

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE MEETING        [ ]

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.


Signature(s)___________________________________________ Date_______________
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.